united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Eric Kane 80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/20

Item 1. Reports to Stockholders.

Good Harbor Tactical Select Fund
Class A Shares: GHSAX	Class C Shares: GHSCX	Class I Shares: GHSIX

Semi-Annual Report
March 31, 2020

Advised by:

www.ghf-funds.com
1-877-270-2848

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.ghf-funds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Letter to Shareholders

April 20, 2020

Dear Shareholders,

We are pleased to provide our Semi-Annual Letter to Shareholders of the Good Harbor Tactical Select Fund.

Performance review

Overall the Fund’s performance has been negative, although with relative outperformance versus the Fund’s benchmark(see below) ..

After a positive fourth quarter in 2019, 2020 started out negative in the equity markets, and things deteriorated from there with the coronavirus pandemic essentially bringing the global economy to a grinding halt. In record setting fashion, sell-offs in the world stock markets plunged most indices into bear market territory in a matter of weeks. As might be expected, emerging markets posted the worst quarterly performance coming in at -23.60% for the MSCI Emerging Markets Net Total Return. The S&P 1500 Composite Total Return Index posted a loss of -20.57% while the MSCI EAFE Net Total Return Index was down -22.83%. This dismal equity performance was accompanied, not surprisingly, by a surge in market volatility. The CBOE Volatility Index, which started the year near 12, spiked to over 82 in mid March – a peak level that exceeded the previous high set during the 2008 financial crisis. Volatility also spilled over to the fixed income markets as well. A flight to safety pushed the ICE US Treasury 3-7 Year TR Index to a +6.36% gain for the quarter, while the Barclays US Aggregate Bond TR Index was up 3.15%, well off the high set in early March. High yield saw the iBoxx USD Liquid High Yield Index lose -11.99% for the quarter, down over 20% from the peak.

The wide spread disruption in several different asset classes left little room for positive price movements. Cash and U.S treasuries became high demand safe havens. And even U.S. treasuries saw a significant uptick in volatility. This type of market environment, however, can be a place where tactical strategies, or those that can move partially or fully defensive, can often register outperformance.

Good Harbor Tactical Select Fund (GHSAX, GHSCX, GHSIX)

The Good Harbor Tactical Select Fund combines several tactical strategies into a single Fund. The Fund expresses the fundamental tenets of our understanding of how tactical allocation strategies can be held within a portfolio. Our research shows that by blending tactical allocation strategies together the overall sleeve benefits from lower volatility. This is the first and, to our knowledge, only multi-tactical Fund available to investors who wish to incorporate a multi-strategy approach to their portfolio’s tactical equity allocation.

1

Letter to Shareholders

For the trailing six-month period ending March 31, 2020, the Fund’s A-share returned -9.70% (-14.91% with load), the C-share returned -10.00%, and the I-share returned -9.59%. This compares to a drop of -15.24% for the S&P Global BMI Total Return Index. Several of the Fund’s underlying tactical models shifted to fully or partially defensive positions on the back of the drop in prices and spike in volatility. However, despite the fact that the underlying tactical components utilize different approaches to forecast expected market direction, several of the models still experienced some level of losses driven by the shear size and speed of the sell-off.

Investment outlook

In a matter of three short weeks, we went from wondering whether the ten plus year equity bull market had additional upside potential to concerning ourselves with when the global economy might reopen, not to mention just staying healthy. We went from low single digit unemployment to over 20 million jobless claims. Countless businesses are trying to stay viable in the face of no revenue. Many families are trying to figure out how to make things work with no income. We’ve seen a $2 trillion dollar relief package get swiftly passed, and already government is bracing for another round. By now, it is fairly clear that U.S. GDP and global output in general will be posting dismal numbers for Q2, although admittedly knowing how bad it will be is difficult in the face of the massive amount of uncertainty surrounding when businesses may be allowed to open back up, not to mention trying to handicap the psychological ramification of the pandemic. When will people feel comfortable enough to venture back out and revert to some level of normalcy? Let’s face it, open restaurants and operational airlines without customers is not really an improvement. For sure, these are some unprecedented times.

In our view, the potential for a V-shape recovery is pretty much off the table, barring any coronavirus disease treatment or vaccine breakthroughs in the near term. We believe this likely leaves the economy bottoming out in Q2 or early Q3 and then slowly recovering throughout 2021. We also believe it is likely the stock market will retest the lows in March, as the hope for an expedient broad scale re-opening of the economy gives way to the reality that many more measures need to be put in place before social distancing can be safely unwound. It will take much longer to restart than it did to lock down. Admittedly, this is an unpleasant outlook. However, ultimately, we know the U.S. economy, the U.S. stock market, and, most importantly, U.S. citizens are resilient and at some point the pandemic will be over, even if we can’t be sure of the timing or exact trajectory. Anticipating that market conditions such as these will arise from time to time is at the core of the Fund’s tactical allocation strategies. As such, the strategies utilized in the Fund have objective investment processes which provide the flexibility to respond to those market conditions.

2

Letter to Shareholders

We thank you for your continued support and confidence in our management.

Sincerely,

Neil R. Peplinski, Chairman & Chief Investment Officer

Portfolio Investment Team

Neil R. Peplinski, CFA founded Good Harbor in 2003 and serves as a Managing Partner and Chief Investment Officer. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from the University of Chicago Booth School of Business. He also holds a MSEE in Electromagnetics from the University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

David C. Armstrong serves as a Portfolio Manager. Mr. Armstrong joined Good Harbor in 2010 and became a member of the Investment Team in 2013. He previously worked as a Director of Research conducting analysis on the nature and structure of competition in the credit card market for financial services firms. Mr. Armstrong earned an MBA from the University of Chicago Booth School of Business, and a Bachelor of Arts from Knox College.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings over 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining Good Harbor Financial, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned a MBA with Honors from the University of Chicago Booth School of Business and a BS CSE from The Ohio State University.

3

Letter to Shareholders

The S&P Global BMI Total Return Index is a float-adjusted market cap weighted, comprehensive, rules-based index that employs a transparent and consistent methodology across all countries and includes more than 11,000 stocks from 25 developed and 25 emerging markets.

The S&P Composite 1500 Total Return Index combines three leading indices, the S&P 500, the S&P MidCap 400, and the S&P SmallCap 600 to cover approximately 90% of the U.S. market capitalization.

The MSCI EAFE Total Return Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The MSCI Emerging Markets Total Return Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

The ICE U.S. Treasury 3-7 Year Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

The Barclays US Aggregate Bond Total Return Index is an index designed to provide a measure of the performance of the U.S. investment grade bond market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass through securities and asset backed securities that are publicly offered for sale in the U.S.

The iBoxx USD Liquid High Yield Index is a modified market-value weighted index designed to provide a balanced representation of U.S. dollar-denominated high yield corporate bonds for sale within the United States by means of including the most liquid high yield corporate bonds available as determined by the index provider.

The Chicago Board Options Exchange Volatility Index (the “VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of S&P 500 index options.

Investments cannot be made directly in an index. Unmanaged index returns assume the reinvestment of any distributions and do not reflect fees, expenses, or sales charges. Index performance is not indicative of the performance of any investment.

This information is being provided for informational purposes only, is subject to change. The opinions expressed in this article represent the current, good-faith views of the author at the time of publication. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. Fund holdings are subject to change without notice.

5587-NLD-4/23/2020

4

GOOD HARBOR TACTICAL SELECT FUND
PORTFOLIO REVIEW (Unaudited)
March 31, 2020

The Fund’s performance figures* for the periods ended March 31, 2020, as compared to its benchmark:

					Inception** -	Inception*** -
	Six Months	One Year	Three Years	Five Years	March 31, 2020	March 31, 2020
Good Harbor Tactical Select Fund - Class A	(9.70)%	(12.34)%	(3.43)%	N/A	N/A	0.66%
Good Harbor Tactical Select Fund - Class A with load	(14.91)%	(17.41)%	(5.31)%	N/A	N/A	(0.63)%
Good Harbor Tactical Select Fund - Class C	(10.00)%	(13.04)%	(4.11)%	N/A	N/A	0.00%
Good Harbor Tactical Select Fund - Class I	(9.59)%	(12.13)%	(3.13)%	(0.29)%	(0.85)%	N/A
S&P 500 Total Return Index ****	(12.31)%	(6.98)%	5.10%	6.73%	7.77%	8.27%
S&P Global BMI Index *****	(15.24)%	(12.33)%	1.21%	2.94%	3.32%	4.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods less than 1 year are not annualized. The Fund’s advisor has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until January 31, 2021 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing cost (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. The Fund’s total annual operating expenses before waiver are 2.23% for Class A shares, 2.98% for Class C shares and 1.98% for Class I shares per the latest Prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75%. Redemptions of any class of shares made within 30 days would be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-270-2848.

**	Inception date is May 16, 2014.

***	Inception date is August 31, 2015.

****	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

*****	The S&P Global BMI Index is a float-adjusted market cap weighted, comprehensive, rules-based index that employs a transparent and consistent methodology across all countries and includes more than 11,000 stocks from 25 developed and 25 emerging markets.

Portfolio Composition as of March 31, 2020	% of Net Assets
Debt Funds	63.8%
Equity Funds	35.6%
Other Assets in Excess of Liabilities - Net	0.6%
100.0%

Please refer to the Portfolio of Investments in this shareholder report for a detailed listing of the Fund’s holdings.

GOOD HARBOR TACTICAL SELECT FUND
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2020

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.4%
	DEBT FUNDS - 63.8%
23,021	iShares 3-7 Year Treasury Bond ETF	$3,069,620
10,453	iShares 7-10 Year Treasury Bond ETF	1,269,830
84,858	iShares Short Treasury Bond ETF	9,420,935
23,953	Vanguard Long-Term Treasury ETF	2,419,492
		16,179,877
	EQUITY FUNDS - 35.6%
3,848	Direxion Daily Developed Markets Bull 3X Shares	102,934
4,510	iShares Core S&P 500 ETF	1,165,384
1,518	iShares MSCI Brazil ETF	35,764
10,349	iShares MSCI France ETF	242,581
11,523	iShares MSCI Germany ETF	247,514
1,834	iShares MSCI India ETF	44,218
1,347	iShares MSCI Mexico ETF	38,187
1,405	iShares MSCI South Africa ETF	39,874
1,024	iShares MSCI South Korea ETF	48,046
1,498	iShares MSCI Taiwan ETF	49,389
12,047	iShares MSCI United Kingdom ETF	287,682
6,123	iShares Russell 2000 ETF	700,839
188,700	Pacer Trendpilot US Large Cap ETF	5,096,787
1,758	ProShares Ultra MSCI Emerging Markets	74,295
9,722	ProShares Ultra Russell2000	319,368
5,983	ProShares Ultra S&P500	531,948
		9,024,810

	TOTAL EXCHANGE TRADED FUNDS (Cost $26,447,654)	25,204,687

	TOTAL INVESTMENTS - 99.4% (Cost $26,447,654)	$25,204,687
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6%	152,399
	NET ASSETS - 100.0%	$25,357,086

ETF - Exchange Traded Fund

MSCI - Morgan Stanley Capital International

S&P - Standard & Poor’s

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2020

ASSETS
Investment securities:
At cost	$26,447,654
At value	$25,204,687
Receivable for securities sold	2,153,396
Dividends and interest receivable	1,953
Prepaid expenses and other assets	33,369
TOTAL ASSETS	27,393,405

LIABILITIES
Payable for securities purchased	1,881,620
Payable for Fund shares redeemed	17,685
Due to custodian	91,783
Investment advisory fees payable	23,592
Distribution (12b-1) fees payable	8,791
Payable to related parties	5,479
Accrued expenses and other liabilities	7,369
TOTAL LIABILITIES	2,036,319
NET ASSETS	$25,357,086

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$29,808,366
Accumulated losses	(4,451,280)
NET ASSETS	$25,357,086

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$7,246,163
Shares of beneficial interest outstanding	854,628
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$8.48
Maximum offering price per share (maximum sales charge of 5.75%)	$9.00

Class C Shares :
Net Assets	$7,839,289
Shares of beneficial interest outstanding	940,195
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.34

Class I Shares:
Net Assets	$10,271,634
Shares of beneficial interest outstanding	1,217,572
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.44

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2020

INVESTMENT INCOME
Dividends	$103,158
Interest	1,042
TOTAL INVESTMENT INCOME	104,200

EXPENSES
Investment advisory fees	51,677
Distribution (12b-1) fees:
Class A	2,039
Class C	9,457
Administrative services fees	16,967
Third party administrative servicing fees	1,006
TOTAL EXPENSES	81,146

NET INVESTMENT INCOME	23,054

REALIZED AND UNREALIZED LOSS
Net realized loss from:
Investments	(2,141,973)
Net change in unrealized depreciation from:
Investments	(1,295,652)

NET REALIZED AND UNREALIZED LOSS	(3,437,625)

NET DECREASE IN NET ASSETS	$(3,414,571)

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	TACTICAL SELECT FUND
	Six Months Ended
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
FROM OPERATIONS
Net investment income	$23,054	$245,888
Net realized loss on investments	(2,141,973)	(1,300,776)
Net realized gain from underlying investment companies	—	320,657
Net change in unrealized depreciation on investments	(1,295,652)	(140,876)
Net decrease in net assets resulting from operations	(3,414,571)	(875,107)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
Class A	(1,865)	(12,450)
Class C	(4,365)	(20,516)
Class I	(242,958)	(436,525)
Net decrease in net assets resulting from distributions to shareholders	(249,188)	(469,491)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	950	29,138
Class C	1,051	4,001
Class I	486,801	4,071,512
Shares issued to shareholders in reinvestment (Note 9):
Class A	7,861,226	—
Class C	9,565,919	—
Class I	7,290,977	—
Net asset value of shares issued in reinvestment of distributions:
Class A	1,865	8,280
Class C	4,243	20,406
Class I	137,781	350,394
Redemption fee proceeds:
Class I	—	2
Payments for shares redeemed:
Class A	(819,146)	(298,615)
Class C	(836,107)	(325,064)
Class I	(2,168,531)	(7,326,308)
Net increase (decrease) in net assets from shares of beneficial interest	21,527,029	(3,466,254)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,863,270	(4,810,852)

NET ASSETS
Beginning of Period	7,493,816	12,304,668
End of Period	$25,357,086	$7,493,816

SHARE ACTIVITY
Class A:
Shares Sold	110	2,947
Shares issued due to merger (Note 8)	932,961	—
Shares Reinvested	183	854
Shares Redeemed	(87,551)	(30,325)
Net increase (decrease) in shares of beneficial interest outstanding	845,703	(26,524)

Class C:
Shares Sold	120	401
Shares issued due to merger (Note 8)	1,005,039	—
Shares Reinvested	423	2,139
Shares Redeemed	(92,302)	(33,783)
Net increase (decrease) in shares of beneficial interest outstanding	913,280	(31,243)

Class I:
Shares Sold	51,487	411,021
Shares issued due to merger (Note 8)	641,091	—
Shares Reinvested	13,615	36,160
Shares Redeemed	(229,389)	(744,864)
Net increase (decrease) in shares of beneficial interest outstanding	476,804	(297,683)

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS A
	Six Months Ended,
	March 31,		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$9.64		$10.86	$10.80	$9.75	$9.13	$9.06
Activity from investment operations:
Net investment income (2)	(0.02)		0.25	0.07	0.07	0.02	—
Net realized and unrealized gain (loss) on investments	(0.87)		(1.08)	0.18	1.09	0.62 (9)	0.07
Total from investment operations	(0.89)		(0.83)	0.25	1.16	0.64	0.07
Less distributions from:
Net investment income	(0.27)		(0.04)	(0.02)	—	(0.02)	—
Net realized gains	—		(0.35)	(0.17)	(0.11)	—	—
Total distributions	(0.27)		(0.39)	(0.19)	(0.11)	(0.02)	—
Net asset value, end of period	$8.48		$9.64	$10.86	$10.80	$9.75	$9.13
Total return (3)	(9.70)	% (4)	(7.66)%	2.31%	11.99%	7.05%	0.77	% (4)
Net assets, at end of period	$7,246,163		$86,047	$384,825	$1,292,221	$570,258	$9
Ratio of gross expenses to average net assets (5,7)	1.53	% (6)	1.74%	1.80%	1.78%	16.28%	48.96	% (6)
Ratio of net expenses to average net assets (7)	1.53	% (6)	1.52%	1.40%	1.40%	1.40%	1.40	% (6)
Ratio of net investment income to average net assets (7,8)	(0.35	)% (6)	2.52%	0.65%	0.65%	0.27%	0.00	% (6)
Portfolio Turnover Rate	344	% (4)	474%	402%	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class A commenced operations on August 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS C
	Six Months Ended
	March 31,		Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015 (1)
Net asset value, beginning of period	$9.43		$10.67	$10.67	$9.71	$9.13	$9.06
Activity from investment operations:
Net investment income (loss) (2)	(0.04)		0.20	0.00 (9)	(0.02)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.87)		(1.09)	0.17	1.09	0.67	0.08
Total from investment operations	(0.91)		(0.89)	0.17	1.07	0.60	0.07
Paid in capital from redemption fees	—		—	0.00 (9)	—	—	—
Less distributions from:
Net investment income	(0.18)		—	—	—	(0.02)	—
Net realized gains	—		(0.35)	(0.17)	(0.11)	—	—
Total distributions	(0.18)		(0.35)	(0.17)	(0.11)	(0.02)	—
Net assets, at end of period	$8.34		$9.43	$10.67	$10.67	$9.71	$9.13
Total return (3)	(10.00	)% (4)	(8.34)%	1.58%	11.10%	6.61%	0.77	% (4)
Net assets, at end of period	$7,839,289		$253,897	$620,535	$692,391	$656,153	$9
Ratio of gross expenses to average net assets (5,7)	2.28	% (6)	2.49%	2.55%	2.53%	17.03%	49.71	% (6)
Ratio of net expenses to average net assets (7)	2.28	% (6)	2.27%	2.15%	2.15%	2.15%	2.15	% (6)
Ratio of net investment income (loss) to average net assets (7,8)	(0.99	)% (6)	2.04%	(0.03)%	(0.23)%	(0.70)%	(1.24	)% (6)
Portfolio Turnover Rate	344	% (4)	474%	402%	310%	533%	785	% (4)

(1)	The Good Harbor Tactical Select Fund Class C commenced operations on August 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	Annualized.

(7)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(8)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	GOOD HARBOR TACTICAL SELECT FUND
	CLASS I
	Six Months Ended
	March 31,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2020		September 30,	September 30,	September 30,	September 30,	September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.66		$10.88	$10.86	$9.78	$9.13	$9.51
Activity from investment operations:
Net investment income (1)	0.04		0.24	0.12	0.10	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.91)		(1.04)	0.16	1.09	0.63 (6)	(0.34)
Total from investment operations	(0.87)		(0.80)	0.28	1.19	0.67	(0.33)
Paid in capital from redemption fees	—		0.00 (7)	0.00 (7)	0.00 (7)	—	—
Less distributions from:
Net investment income	(0.35)		(0.07)	(0.09)	—	(0.02)	(0.05)
Net realized gains	—		(0.35)	(0.17)	(0.11)	—	—
Total distributions	(0.35)		(0.42)	(0.26)	(0.11)	(0.02)	(0.05)
Net asset value, end of period	$8.44		$9.66	$10.88	$10.86	$9.78	$9.13
Total return (2)	(9.59)	% (8)	(7.34)%	2.61%	12.26%	7.38%	(3.48)%
Net assets, at end of period	$10,271,634		$7,153,872	$11,299,308	$5,306,888	$1,300,012	$113,595
Ratio of gross expenses to average net assets (3,4)	1.28	% (9)	1.49%	1.55%	1.53%	16.03%	48.71%
Ratio of net expenses to average net assets (4)	1.28	% (9)	1.27%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (4,5)	0.89	% (9)	2.44%	1.06%	0.96%	0.46%	0.08%
Portfolio Turnover Rate	344	% (8)	474%	402%	310%	533%	785%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(7)	Amount represents less than $0.01 per share.

(8)	Not annualized.

(9)	Annualized.

See accompanying notes to financial statements.

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2020

1.	ORGANIZATION

The Good Harbor Tactical Select Fund (“Tactical Select Fund” or the Fund “) is a diversified series of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011 under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Tactical Select Fund is total return from capital appreciation and income.

The Fund currently offers three classes of shares: Class A, Class I and Class C shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Class I and Class C shares are offered at NAV. Each share class represents an interest in the same assets of the Fund and share classes are identical except for differences in their distribution charges, sales charges, and minimum investment amounts. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The Tactical Select Fund’s Class I commenced operations on May 16, 2014 and Class A and Class C commenced operations on August 31, 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) No. 2013-08.

Security Valuation – Securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. NASDAQ traded securities are valued using the NASDAQ Official Closing Price. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Underlying open-end investment companies are valued at their respective NAVs as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2020 for the Fund’s investments measured at fair value:

GOOD HARBOR TACTICAL SELECT FUND

Assets	Level 1	Level 2	Level 3	Total
Investments *
Debt Funds	$16,179,877	$—	$—	$16,179,877
Equity Funds	9,024,810	—	—	9,024,810
Total	$25,204,687	$—	$—	$25,204,687

The Fund did not hold any Level 3 securities during the period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities using the effective interest method.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of a fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively managed or represent a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which they invest, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Distributions to Shareholders – The following table summarizes the Fund’s Investment Income and Capital Gain declaration policy:

Fund	Investment Income	Capital Gains
Tactical Select Fund	Annually	Annually

The Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or NAVs per share of each Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 to September 30, 2019, or expected to be taken in the Fund’s September 30, 2020 year end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Fund did not incur any interest or penalties.

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Good Harbor Financial, LLC (the “Advisor”), serves as investment advisor to the Fund. Subject to the oversight of the Board, the Advisor is responsible for the management of the Fund’s investment portfolio.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. During the six months ended March 31, 2020, the Advisor earned the following fees:

Fund	Advisory Fee
Tactical Select Fund	$51,677

Pursuant to a written agreement (the “Waiver Agreement”), the Advisor has agreed, at least until January 31, 2021 for the Fund, to waive a portion of its advisory fee and to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and trustees, contractual indemnification of Fund service providers (other than the Advisor))) do not exceed 1.75%, 2.50% and 1.50% of the daily average net assets attributable to the Fund’s Class A, Class C and Class I shares. During the six months ended March 31, 2020, the Advisor, pursuant to the Waiver Agreement, waived no fees.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A, Class C and Class I shares are subsequently less than the Waiver Agreement at the time of the waiver, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Waiver Agreement at the time of the waiver. If Fund operating expenses attributable to Class A, Class C and Class I shares subsequently exceed the Waiver Agreement at the time of the waiver, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The table below contains the amounts of fee waivers and expense reimbursements subject to recapture by the Advisor through September 30 of the year indicated.

Fund	2020	2021	2022
Tactical Select Fund	$18,921	$44,386	$22,173

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for each of the Class A and Class C shares (the “Plans”). The Plans provide that a monthly service fee is calculated at an

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

annual rate of 0.25% and 1.00% of its average daily net assets attributable to the Fund’s Class A and Class C shares, respectively. Pursuant to the Plans, the Fund may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. The table below shows the fees incurred pursuant to the Plans during the six months ended March 31, 2020:

Fund	Distribution (12b-1) fee
Tactical Select Fund
Class A	$2,039
Class C	9,457

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the six months ended March 31, 2020:

		Amount
	Underwriting	Retained by
Fund	Commissions	Underwriter
Tactical Select Fund
Class A	52	8

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Funds. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees based on aggregate net assets of the Fund as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Fund, including but not limited to legal fees, audit fees, compliance services and custody fees. As of March 31, 2020, the amount owed to GFS was $5,479 for the Tactical Select Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund as part of the administrative service fee.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund as part of the administrative service fee.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the six months ended March 31, 2020 were as follows:

Fund	Purchases	Sales
Tactical Select Fund	$66,495,322	$45,117,840

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2020 no redemption fees were assessed.

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Advisor. As of March 31, 2020, the following held in excess of 25% of the voting securities of the Fund listed, for the sole benefit of customers and may be deemed to control the applicable Fund:

		Percentage of Voting Securities
Fund	Shareholder	as of March 31, 2020
Tactical Select Fund	Wells Fargo Clearing Services, LLC	28.1%

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at March 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Tactical Select Fund	$26,656,466	$294,573	$(1,746,352)	$(1,451,779)

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows:

For the year ended September 30, 2019:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Tactical Select Fund	$126,043	$343,448	$—	$469,491

For the year ended September 30, 2018:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Tactical Select Fund	$184,870	$26,822	$—	$211,692

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Losses)
Tactical Select Fund	$245,129	$—	$(543,080)	$(333,443)	$—	$(156,127)	$(787,521)

The difference between book basis and tax basis from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows.

Post October
Losses
Tactical Select Fund	$543,080

At September 30, 2019, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Tactical Select Fund	328,978	4,465	333,443

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in iShares Short Treasury Bond ETF (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSR’s available at “www.sec.gov”. As of March 31, 2020, the percentage of the Tactical Select Fund’s net assets invested in the security was 37.2%.

9.	FUND REORGANIZATION

The Board, after careful consideration, approved the reorganization of the Good Harbor Tactical Core US Fund into the Fund. The plan of the reorganization provided for the transfer of all assets and the presumption of all liabilities of

GOOD HARBOR TACTICAL SELECT FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
March 31, 2020

the Good Harbor Tactical Core US Fund into and by the Fund. The following table illustrates the specifics of the reorganization that occurred on February 24, 2020.

			Good Harbor Tactical Select Fund
		Shares Issued to
		Shareholders of Good
Good Harbor Tactical		Harbor Tactical Core US		Combined (Post	Tax Status of
Core US Fund		Fund	Pre Merger	Merger) Net Assets	Transfer
$25,491,612	(1)	2,579,091	$7,137,085	$32,628,697	Non-taxable

(1)	Includes unrealized appreciation in the amount of 773,490

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Renewal of Advisory Agreement – Good Harbor Tactical Select Fund*

In connection with a meeting held on February 19-20, 2020, the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Advisor and the Trust, with respect to the Fund. In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Fund and the Advisory Agreement.

The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The Board’s conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Board observed that the Advisor was founded in 2003 and used proprietary tactical asset allocation models to select investments for mutual funds and similarly managed accounts. The Board commented that the Advisor’s professional management team had extensive investment industry experience and excellent academic credentials. The Board discussed that the Advisor provided portfolio management and trading services, and employed a risk management plan that established specific risk and volatility guidelines for the Fund. The Board reviewed the Advisor’s compliance procedures, as described in the Meeting Materials, noting that its investment guidelines were monitored daily using pre-trade and back-end compliance testing to ensure compliance. The Board observed that the Advisor conducted regular evaluations of broker/dealers to ensure best execution on behalf of the Fund. The Board recognized the Advisor’s solid compliance culture, adequate financial resources through its parent company, and sufficient support teams. The Board remarked that the Advisor remained consistent in implementing its investment process and models. The Board concluded that it could expect the Advisor to continue providing quality service to the Fund and its shareholders.

Performance. The Board discussed that the Fund underperformed the peer group, Morningstar category and benchmark across all periods. The Board noted that the Fund had a difficult start, but that adjustments to the strategy in 2016 incorporated multiple tactical strategies and international equity exposure for added diversification and reduced risk. The Board acknowledged that market volatility towards the end of 2018 affected the Fund’s short-term performance and that performance lagged in 2019 because the Fund was slow to get back into equities. The Board noted that the Fund was currently performing closer to expectations with less volatility and that overall the returns were acceptable.

Fees and Expenses. The Board remarked that the Fund’s peer group chosen by Broadridge consisted of 12 funds with an average size of $78 million. The Board noted that the Fund’s 0.90% advisory fee was higher than the peer group average and median and higher than the Morningstar category average and median, but below the peer group high of 1.00% and well below the Morningstar category high of 1.45%. The Board observed that the Fund’s net expense ratio was slightly higher than the peer group median and higher than the peer group average and Morningstar category average and median. The Board reviewed the Advisor’s explanation that the active management of the Fund and focus on equity exposure warranted its advisory fee. The Board concluded that the Advisor’s advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospects for growth, concluding it had not achieved meaningful economies that would necessitate the establishment of breakpoints. The Board noted the Advisor was willing to discuss the implementation of breakpoints as the assets of the Fund grew and the Advisor achieved material economies of scale related to its operations. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the Advisor’s profitability analysis in connection with its advisory services provided to the Fund and noted that the Advisor was managing the Fund at a reasonable profit. The Board concluded that the Advisor’s profitability was not excessive.

Conclusion. Having requested and reviewed such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

GOOD HARBOR TACTICAL SELECT FUND
EXPENSE EXAMPLES (Unaudited)
March 31, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested for a period of time beginning October 1, 2019 through March 31, 2020.

Actual Expenses

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Annualized
Actual	10/1/19	3/31/20	10/1/19 – 3/31/20 *	Expense Ratio
Good Harbor Tactical Select Fund
Class A	$1,000.00	$903.00	$7.28	1.53%
Class C	$1,000.00	$900.00	$10.83	2.28%
Class I	$1,000.00	$904.10	$6.09	1.28%
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,017.35	$7.72	1.53%
Class C	$1,000.00	$1,013.60	$11.48	2.28%
Class I	$1,000.00	$1,018.60	$6.46	1.28%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and income

■         assets, account transfers and transaction history

■         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes– such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes– to offer our products and services to you	NO	We don’t share.
For joint marketing with other financial companies	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your transactions and experiences	NO	We don’t share.
For our affiliates’ everyday business purposes–information about your creditworthiness	NO	We don’t share.
For our affiliates to market to you	NO	We don’t share.
For nonaffiliates to market to you	NO	We don’t share.

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■        open an account or give us contact information

■        provide account information or give us your income information

■        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■        sharing for affiliates’ everyday business purposes—information about your creditworthiness

■         affiliates from using your information to market to you

■         sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-270-2848 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-877-270-2848.

INVESTMENT ADVISOR
Good Harbor Financial, LLC
330 East Main Street, Third Floor
Barrington, IL 60010

ADMINISTRATOR
Gemini Fund Services, LLC
4221 N 203rd St. Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Rich Malinowski

Rich Malinowski, Principal Executive Officer/President

Date 6/4/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/4/20